UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 3, 2024

Date of Report (Date of earliest event reported)

Quetta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC
Units	QETAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2024, Quetta Acquisition Corporation (the “Company”), received a notice from Mr. Michael Lazar, who served as an independent director of the Company, of his decision to resign as a member of the Company’s board of directors (the “Board”) and all committees thereof, effective immediately. The resignation of Mr. Lazar did not result from any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 3, 2024, the Board of the Company, to fill the vacancy created by the resignation of Mr. Lazar, appointed Ms. Qi Gong, age 61, to serve as a director of the Company commencing on April 3, 2024. The Board has determined that Mr. Gong satisfies the current “independent director” standards established by the rules of The Nasdaq Stock Market.

Ms. Qi Gong has enjoyed a diverse career spanning both China and the United States across various domains. Ms. Gong founded the American Wall Street Listed Group Inc. in March 2024 and has been serving as its Chief Executive Officer since then. Ms. Gong was the founder and has been serving as the Chief Executive Officer for American Information Technology Inc. since September 2022. She was also the founder and has been serving as the Chief Executive Officer for U.S. China Health Products Inc. since December 2021. In addition, Ms. Gong founded the U.S.-China Service Inc. in July 2018 and has been serving as its Chief Executive Officer since then. Ms. Gong received her B.S. in Mechanical Engineering from Hefei University of Technology in July 1984.

There are no other arrangements or understandings between Ms. Gong and any other person pursuant to which she was selected to serve on the Board. There are no family relationships between Ms. Gong and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2024

QUETTA ACQUISITION CORPORATION

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer

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